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                                                                  EXHIBIT 23.1


                       Consent of Independent Accountants


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No 333-03519) of SIBIA Neurosciences, Inc. of our report dated February 28, 1997 appearing on page F-2 of this Form 10-K.


/s/ PRICE WATERHOUSE LLP
    PRICE WATERHOUSE LLP

San Diego, California
March 28, 1997